Finite Solar Finance Fund

Shares of Beneficial Interest: SOLRX

Supplement dated June 8, 2023

to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023

__________________________________________

Changes to the Prospectus

Effective immediately the address of the Fund’s Transfer Agent has changed. The following replaces the information regarding obtaining additional information about the Fund on the cover page of the Prospectus:

Additional information about the Fund, including the Fund’s Statement of Additional Information (the “SAI”), dated January 27, 2023, has been filed with the SEC. You may request a free copy of the SAI, request a free copy of our annual and semi-annual shareholder reports, request other information or make stockholder inquiries, by calling toll-free at 844-4-Finite (844-434-6483) or by writing to the Fund at c/o Gryphon Fund Group, LLC, 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122. The Fund’s annual and semi-annual shareholder reports and the SAI are available on Finite’s website at https://solrx.finite.io. Information included on the website does not form part of this Prospectus. The SAI is incorporated by reference into, and is legally considered a part of, this Prospectus in its entirety. The table of contents of the SAI appears in Appendix A of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). You can review and copy documents that we have filed with the SEC at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information for free on the EDGAR database, including other material incorporated by reference into this prospectus, from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

The following replaces the first paragraph under the sub-heading “By Mail” under the heading “Plan of Distribution” on page 87 of the Prospectus:

By Mail

To purchase Fund shares by mail, complete and sign the Account Application and mail it, or for subsequent purchases include name, fund name and account number along with a check made payable to “The Finite Solar Finance Fund”:

Regular Mail Finite Solar Finance Fund c/o Gryphon Fund Services, LLC 3000 Auburn Drive, Ste. 410 Beachwood, OH 44122	Overnight or Express Mail Finite Solar Finance Fund c/o Gryphon Fund Services, LLC 3000 Auburn Drive, Ste. 410 Beachwood, OH 44122

The following replaces the first paragraph under the heading “Services” on page 89 of the Prospectus:

Gryphon Fund Group,, LLC (the “Administrator,” the “Transfer Agent” or “Gryphon”), 3000 Auburn Drive, Ste. 410, Beachwood, Ohio 44122, provides certain administrative, accounting and transfer agency services to the Fund pursuant to the Fund Administration Servicing Agreement, the Fund Accounting Servicing Agreement and the Transfer Agent Servicing Agreement, each of which is between the Fund and Gryphon(each a “Service Agreement” and, collectively, the “Service Agreements”). For its services under each Service Agreement, the Fund pays Gryphon a fee and separate fixed fees for certain services. The Fund also reimburses Gryphon for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

The following replaces the address of the Fund on the back cover page of the Prospectus:

By mail:	The Finite Solar Finance Fund c/o Gryphon Fund Group, LLC 3000 Auburn Drive, Ste. 410 Beachwood, OH 44122

Changes to the SAI

The following replaces note 1 to the Trustee and Officer Table under the heading “Board of Trustees and Officers” on page 14 of the SAI:

(1)	Unless otherwise indicated, the address of each trustee and officer is c/o Gryphon Fund Group, LLC, 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122.

The following replaces the information under sub-heading “Administrator, Fund Accounting, Transfer Agent” under the heading “Investment Management and Other Services” on page 22 of the SAI:

Gryphon Fund Group, LLC (the “Administrator,” the “Transfer Agent” or “Gryphon”), 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122, provides certain administrative, accounting, and transfer agency services to the Fund pursuant to the Fund Administration Servicing Agreement, the Fund Accounting Servicing Agreement, and the Transfer Agent Servicing Agreement, each of which is between the Fund and Gryphon (each a “Service Agreement” and, collectively, the “Service Agreements”). For its services under each Service Agreement, the Fund pays Gryphon a fee and separate fixed fees for certain services. The Fund also reimburses Gryphon for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

The following the second paragraph under the heading “Financial Statements” on page 22 of the SAI:

The annual shareholder report is available upon request and without charge by writing to the Fund at c/o Gryphon Fund Group, LLC, 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 27, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at 844-4-Finite (844-434-6483).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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